UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2024

FERGUSON PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
Indicate by check mark		London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, Ferguson plc (the “Company”) entered into a merger agreement (the “Merger Agreement”), dated as of February 29, 2024, by and among the Company, Ferguson Enterprises Inc., a newly incorporated corporation under the laws of Delaware (“New TopCo”), and Ferguson (Jersey) 2 Limited, a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of New TopCo (“Merger Sub”). The Merger Agreement provides for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a direct, wholly owned subsidiary of New TopCo and Merger Sub ceasing to exist, on the terms and subject to the conditions of the Merger Agreement.

In connection with the Merger, on March 1, 2024, New TopCo filed a registration statement on Form S-4 (as amended on April 12, 2024 and April 16, 2024, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On April 18, 2024, the Registration Statement was declared effective by the SEC and New TopCo filed a prospectus (the “Rule 424 Prospectus”) for such Registration Statement with the SEC. In addition, on such date, the Company filed a definitive proxy statement (the “Proxy Statement”) with the SEC, in connection with its extraordinary general meeting (the “Special Meeting”) to consider certain resolutions in connection with the Merger, including a proposal to approve the Merger Agreement and authorize any actions that are necessary or desirable for the implementation of the Merger (the “Merger Proposal”).

Beginning on April 18, 2024, the Company has mailed materials relating to the Special Meeting to its shareholders. The Special Meeting will be held at 10:00 a.m. Eastern Time (3:00 p.m. U.K. Time), on May 30, 2024, at the offices of Freshfields Bruckhaus Deringer LLP, located at 100 Bishopsgate, London, EC2P 2SR, United Kingdom. Copies of the Proxy Statement and the Notice of the Special Meeting are available on the SEC’s website at sec.gov and on the SEC Filings page of the Company’s website at corporate.ferguson.com, and will shortly be submitted to the United Kingdom Financial Conduct Authority’s (“FCA”) National Storage Mechanism and available at data.fca.org.uk/#/nsm/nationalstoragemechanism.

Additionally, in connection with the proposed listing of New TopCo’s common stock on the London Stock Exchange related to the Merger, New TopCo has prepared a prospectus (as amended, supplemented or otherwise modified, the “U.K. Prospectus”) in accordance with the Prospectus Regulation Rules (the “PRRs”) of the FCA. The U.K. Prospectus was approved by the FCA on April 18, 2024 and has today been made available to the public via the Company’s website, and will shortly be submitted to the FCA’s National Storage Mechanism and available at data.fca.org.uk/#/nsm/nationalstoragemechanism.

Consummation of the Merger remains subject to the satisfaction or waiver of several conditions precedent listed in the Merger Agreement, including, without limitation, that the Merger Proposal contained in the Proxy Statement is passed by at least two-thirds (66 2/3%) of the total number of votes cast at the Special Meeting. We currently anticipate that the Merger and the other transactions contemplated by the Merger Agreement will be consummated on August 1, 2024, subject to all such closing conditions being satisfied or waived.

Profit Forecast and Capitalization and Indebtedness

The PRRs require that prospectuses filed with the FCA in connection with the listing of securities on the London Stock Exchange include any “profit forecast” (as such term is used in the PRRs) previously issued by a company that remains outstanding and valid. Consequently, the U.K. Prospectus includes a profit forecast (the “Profit Forecast”) for the fiscal year ending 2024, which was previously announced by the Company as part of its financial results for the six months ended January 31, 2024. Additionally, the U.K. Prospectus includes certain information regarding the capitalization and indebtedness of the Company as of January 31, 2024 (the “Capitalization Information”). A copy of the Profit Forecast and the Capitalization Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. The Company has included website addresses in this Form 8-K as inactive textual references only. Documents and other information available on such websites are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Profit Forecast and Capitalization Information from the U.K. Prospectus

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information for Investors and Shareholders

THIS FORM 8-K AND THE INFORMATION HEREIN IS NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION TO PERSONS, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN OR INTO OR FROM ANY JURISDICTION IN WHICH SUCH RELEASE, PUBLICATION OR DISTRIBUTION WOULD BREACH ANY APPLICABLE LAW.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND RULE 424 PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement, the Proxy Statement, the Rule 424 Prospectus and other documents filed with the SEC by New TopCo or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New TopCo or the Company are available free of charge on the Company’s website at corporate.ferguson.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting the Company’s Company Secretary in writing by mail to 1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, RG41 5TS, U.K., by email at investor@ferguson.com or by telephone at +44 (0) 118 927 3800.

Certain Information Regarding Participants

The Company, New TopCo, and their respective directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of the Company in connection with the Merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended July 31, 2023, which was filed with the SEC on September 26, 2023 and its proxy statement for its 2023 annual general meeting, which was filed with the SEC on October 17, 2023, and its Current Reports on Form 8-K, which were filed with the SEC on January 12, 2024 and March 1, 2024. Information about the directors and executive officers of the Company and New TopCo and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and the Rule 424 Prospectus filed with the SEC and other relevant materials filed with or to be filed with the SEC regarding the Merger when they become available. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement and the Rule 424 Prospectus, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Company Secretary at the Company as described above.

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this Form 8-K is forward-looking, including within the meaning of the Private Securities Litigation Reform Act of 1995, and involves risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements. Forward-looking statements cover all matters which are not historical facts and include, without limitation, statements or guidance regarding or relating to our future financial position, results of operations and growth, the Profit Forecast, the Merger, the benefits of the Merger, our ability to manage the risks relating to the Merger, plans and objectives for the future including our capabilities and priorities, risks associated with changes in global and regional economic, market and political conditions, ability to manage supply chain challenges, ability to manage the impact of product price fluctuations, our financial condition and liquidity, legal or regulatory changes and other statements concerning the success of our business and strategies. Forward-looking statements can be identified by the use of forward-looking terminology , including terms such as “believes,” “estimates,” “anticipates,” “expects,” “forecasts,” “guidance,” “intends,” “continues,” “plans,” “projects,” “goal,” “target,” “aim,” “may,” “will,” “would,” “could” or “should” or, in each case, their negative or other variations or comparable terminology and other similar references to future periods. Forward-looking statements speak only as of the date on which they are made. They are not assurances of future performance and are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Therefore, you should not place undue reliance on any of these forward-looking statements. Although we believe that the forward-looking statements contained in this Form 8-K are based on reasonable assumptions, you should be aware that many factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: any changes in the underlying assumptions of the Profit Forecast, the Merger may be delayed, cancelled, suspended or terminated; unexpected costs for us and any unanticipated or other adverse consequences to us or our shareholders relating to the Merger; the conditions to the completion of the Merger, including shareholder approval, may not be satisfied; the benefits of the Merger may not be realized; weakness in the economy, market trends, uncertainty and other conditions in the markets in which we operate, and other factors beyond our control, including disruption in the financial markets and any macroeconomic or other consequences of political unrest, disputes or war; failure to rapidly identify or effectively respond to direct and/or end customers’ wants, expectations or trends, including costs and potential problems associated with new or upgraded information technology systems or our ability to timely deploy new omni-channel capabilities; decreased demand for our products as a result of operating in highly competitive industries and the impact of declines in the residential and non-residential markets, as well as the repair, maintenance and improvement (“RMI”) and new construction markets; changes in competition, including as a result of market consolidation or competitors responding more quickly to emerging technologies (such as generative artificial intelligence (“AI”)); failure of a key information technology system or process as well as exposure to fraud or theft resulting from payment-related risks; privacy and protection of sensitive data failures, including failures due to data corruption, cybersecurity incidents or network security breaches; ineffectiveness of or disruption in our domestic or international supply chain or our fulfillment network, including delays in inventory availability at our distribution facilities and branches, increased delivery costs or lack of availability; failure to effectively manage and protect our facilities and inventory or to prevent personal injury to customers, suppliers or associates, including as a result of workplace violence; unsuccessful execution of our operational strategies; failure to attract, retain and motivate key associates; exposure of associates, contractors, customers, suppliers and other individuals to health and safety risks; inherent risks associated with acquisitions, partnerships, joint ventures and other business combinations, dispositions or strategic transactions; regulatory, product liability and reputational risks and the failure to achieve and maintain a high level of product and service quality;

inability to renew leases on favorable terms or at all, as well as any remaining obligations under a lease when we close a facility; changes in, interpretations of, or compliance with tax laws in the United States, the United Kingdom, Switzerland or Canada; our indebtedness and changes in our credit ratings and outlook; fluctuations in product prices (e.g., commodity-priced materials, inflation/deflation) and foreign currency; funding risks related to our defined benefit pension plans; legal proceedings as well as failure to comply with domestic and foreign laws, regulations and standards, as those laws, regulations and standards or interpretations and enforcement thereof may change, or the occurrence of unforeseen developments such as litigation; our failure to comply with the obligations associated with being a U.S. domestic issuer and the costs associated therewith; the costs and risk exposure relating to environmental, social and governance (“ESG”) matters, including sustainability issues, regulatory or legal requirements, and disparate stakeholder expectations; adverse impacts caused by a public health crisis; and other risks and uncertainties set forth under the heading “Risk Factors” in the Proxy Statement and the Rule 424 Prospectus filed with the SEC on April 18, 2024, and in other filings we or New TopCo make with the SEC in the future. Additionally, forward-looking statements regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. Other than in accordance with our legal or regulatory obligations, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FERGUSON PLC

Date: April 18, 2024	By:	/s/ Katherine McCormick
	Name:	Katherine McCormick
	Title:	Company Secretary